UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2005

  FBO AIR, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-56046	87-0617649
(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hangar Road
Wilkes-Barre/Scranton International Airport
Avoca, PA	18641
(Address of Principal Executive Offices)	(Zip Code)

(570) 414-1400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

On September 28, 2005, FBO Air, Inc., the registrant (the “Company”), filed a Current Report on Form 8-K (the “Form 8-K”) reporting , among other items, in Item 2.01 that the Company had closed a purchase of the outstanding shares of Airborne, Inc., including information as to how such acquisition was financed, and in Item 3.02 that, among other unregistered sales of securities, the Company issued a Common Stock purchase warrant to the Lender which had financed the acquisition. In addition, in Item 9.02 of the Form 8-K the Company had filed various exhibits, including a copy of the warrant issued to the Lender. This Amendment No. 1 to the Form 8-K amends (1) subsection (e) of Item 2.01 to describe a change in the members of the Lender and (2) subsection 2 (a) of Item 3.02 to reflect a change in the number of shares of the Common Stock subject to the warrant issued to the Lender and files a new Lender’s warrant as Exhibit 4.2 in section (c) of Item 9.01. There are no other changes to the Form 8-K.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

(a)        On September 23, 2005, the Company closed the stock purchase from the Shareholders pursuant to the Stock Purchase Agreement described in Section 1 of Item 1.01 to this Report.

(b)        As a result of the stock purchase the Company acquired substantially all of the assets of Airborne used in its business as a fixed base operator at the Elmira-Corning Regional Airport in Horseheads, New York.

(c)        The selling shareholders were as reported in Section 1 of Item 1.01 to this Report, i.e., John H. Dow and Daphne Dow, the Shareholders. There was no material relationship between Airborne and the Shareholders, on the one part, and the Company or any of its affiliates or any director or officer of the Company, or any associate of any such director or officer, on the other part, other than as disclosed in Section 1 of Item 1.01 to this Report.

(d)        At the closing the Company paid the Shareholders an aggregate of $1,400,000 in cash and issued to them an aggregate of 2,333,334 shares of the Common Stock, 1,166,667 shares to each of John H. Dow and Daphne Dow. The Company was obligated, as a result of the negotiations resulting in the Stock Purchase Agreement, to deliver to the Shareholders shares of the Common Stock having an aggregate value of $700,000 and the number of shares was determined by using the same price of $.30 per share as was used in the Company’s private placement closed in March and April 2005 as the conversion price of the Company’s Series A Convertible Stock, $0.001 par value (the “Series A Preferred Stock”.) The consent of the shares of the Series A Preferred Stock was obtained in order to close the transaction with the Shareholders. A copy of the Certificate of Designations relating to the Series A Preferred Stock is filed (by incorporation by reference) as Exhibit 3(i) to this Report and is incorporated herein by this reference.

(e)        The proceeds to fund the acquisition and its related costs came from a loan of $1,500,000 made by Airport Capital, LLC, of which William B. Wachtel, Chairman of the Board and a director of the Company, and Alvin S. Trenk, a director of the Company, are the two members. For more information relating to this loan, see Section 4 of Item 1.01 to this Report.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

1.	Stock Purchase Agreement

(a)       On September 23, 2005, the Company issued an aggregate of 2,333,334 shares of the Common Stock.

(b)       There was no underwriter for the shares. As indicated in Section 1 of Item 1.01 and Item 2.01 to this Report, the shares were issued to John H. Dow and Daphne Dow (i.e., the Shareholders) as the shareholders of Airborne, as part of the purchase price for all of the outstanding shares of capital stock of Airborne, which the Shareholders owned.

(c)       See Section 1 of Item 1.01 and Item 2.01 to this Report for information as to the consideration for issuance of the shares.

(d)       The Company claims that the issuance of the shares to the Shareholders was exempt from the registration requirement of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. Each of the Shareholders represented to the Company that he or she was acquiring the shares of the Common Stock for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term “distribution” is contemplated under the Securities Act).

(e)	Not applicable.

(f)	Not applicable.

2.	Lender’s Warrant

(a)       On September 23, 2005, the Company issued a warrant expiring September 22, 2010 (the “Lender’s Warrant”) to purchase 1,200,000 shares of the Common Stock. A copy of the Lender’s Warrant is filed as Exhibit 4.2 to this Report and is incorporated herein.

(b)       There was no underwriter with respect to the issuance of the Lender’s Warrant. The Lender’s Warrant was issued to Airport Capital, LLC (i.e., the Lender).

(c)       The Lender’s Warrant was issued in consideration of the Lender making a loan of $1,500,000 to the Company. For information as to this loan, reference is made to Section 4 of Item 1.01 to this Report.

(d)       The Company claims that the issuance of the Lender’s Warrant was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. The Lender represented to the Company that it was acquiring the Lender’s Warrant, and, unless registered under the Securities Act at the time of exercise, the shares of the Common Stock issuable upon the exercise of the Lender’s Warrant, for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term “distribution” is contemplated under the Securities Act).

(e)       The Lender’s Warrant will be exercisable at $.60 per share (the “Exercise Price”) subject to adjustment. The Exercise Price will be adjusted on a weighted average basis for (i) all stock splits, dividends, recapitalizations, reclassifications, payments made to holders of the Common Stock and other similar events and (ii) the sale by the Company of additional equity securities at a price below the Exercise Price, whichever is applicable. These anti-dilution provisions are the same as were contained in the warrants included in units sold to investors in the Company’s private placement closed in March and April of 2005. The form of these investor warrants is filed (by incorporation by reference) as Exhibit 4.3 to this Report and is incorporated herein by this reference.

(f)	Not applicable.

3.	Option Grant

(a)        On September 23, 2005, the Board of Directors granted an option to purchase 250,000 shares of the Common Stock.

(b)        There were no underwriters. An option to purchase 250,000 shares of the Common Stock was granted to John H. Dow pursuant to his employment agreement with Airborne and the Company (see Section 2 of Item 1.01 to this Report for information as to the Dow Employment Agreement). See Item 5.02 to this Report for information as to Mr. Dow’s election as a director of the Company.

(c)        The option was not issued for cash and there were no underwriting discounts or commissions. As indicated in subsection (b) above, the option was issued in consideration of the services to be performed under the Dow Employment Agreement for the Company and its subsidiaries by this officer of Airborne.

(d)        The Company claims that the grant of this option was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4 (2) of the Securities Act as a transaction not involving a public offering. The optionee represented to the Company that he was acquiring the option, and, if not registered under the Securities Act at the time, the shares of the Common Stock issuable upon the exercise of the option, for investment, and not with a view toward, or in connection with, a distribution (as the term “distribution”) is contemplated under the Securities Act).

(e)        The option is exercisable at $.33 per share, the closing sales price on September 22, 2005. The option is exercisable, from time to time in its entirety or in part, until September 22, 2010. The option will be made subject to the Company’s stock option plan when adopted.

(f)	Not applicable.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements of Airborne, Inc. (see Item 2.01 of this Report) will be filed by amendment no later than 71 days after the date this Report was required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information with respect to the acquisition described in Section 2.01 of this Report will be filed with the financial statements to be filed pursuant to subsection (a) of this Item 9.01.

(c)	Exhibits

Exhibit No.	Description

3(i)	Copy of Certificate of Designations. (1)

4.1	Form of 10% Senior Secured Promissory Note due March 31, 2008 or April 8, 2008. (2)

4.2	Copy of Warrant expiring September 22, 2010. (3)

4.3	Form of investor warrant. (2)

10.1	Copy of Stock Purchase Agreement dated as of September 22, 2005 by and among Airborne, Inc., John H. Dow, Daphne Dow and the Company (without a schedule or exhibit). (3)

10.2	Copy of Employment Agreement dated as of September 23, 2005 among John Dow, Airborne, Inc. and the Company. (3)

10.3	Copy of Lease dated as of September 23, 2005 between John H. Dow and Daphne Dow, as the Landlord, and Airborne, Inc., as the Tenant. (3)

Exhibit No.	Description

10.4	Copy of Term Loan Agreement dated as of September 23, 2005 by and among the Company, Airborne, Inc., and Airport Capital, LLC. (3)

________________________

(1)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 6, 2005.

(3)	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act, the registrant has caused this amendment to the Report to be signed on its behalf by the undersigned duly authorized.

FBO Air, Inc.
(Registrant)

Dated:	November 1, 2005	By /s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President and Chief Executive Officer